INVESTOR PRESENTATION March 2023 Monticello by the Vineyard Euless, TX

1 Table of Contents Overview and Performance 2 – 3 Recent Operating Metrics and 2023 Guidance 4 – 7 Our Competitive Advantage 8 – 15 Our Strategic Investment Opportunities 16 – 22 Capitalization and Leverage 23 – 25 Our Path to Long-Term Growth 26 Appendix Track Record of Value Creation 28 Market Statistics 29 Value Add Summary 30 Market Profiles 31 – 45 Demographic Profile 46 End Notes 47 – 48 Definitions and Non-GAAP Financial Measure Reconciliations 49 – 51 Forward-Looking Statement 52

2 IRT Overview OWN AND OPERATE Sunbelt Exposure 71% of NOI 120 Communities (2) 35,526 Units (2) 12% Full Year 2022 Average Rental Rate Growth PORTFOLIO SUMMARY (1) SAME STORE HIGHLIGHTS FY 2022 (5) • Revenue growth: +10.7% Y-o-Y • NOI growth: 13.7% Y-o-Y • NOI margin: +170bps to 63.1% UPSIDE FROM VALUE ADD • ~19,000 units available for value add renovation • Projects to date have generated a 21.6% unlevered return on interior costs and an avg rental increase of 21.2% (6) IRT EQUITY MARKET CAPITALIZATION OF ~$4.1 BILLION (4) Independence Realty Trust (IRT) Communities Average community age (2) 22 years $6.2B In gross assets FL GAALTX CO OK IL IN OH KY TN SC NC VA PA IRT Corporate Offices (3) 2023 GUIDANCE • Same Store NOI growth of 6.5% and Core FFO per share growth of 5.6% at the midpoint of our guided range (7) All notations throughout this presentation appear as “End Notes” on pages 47-48 .

3 Source: Company reports; coastal peer group includes AVB, EQR, ESS, and UDR; non-gateway peer group includes CPT, CSR, MAA, and NXRT. Same store NOI growth and CFFO per share metrics are based on the definitions used by the peer group companies and may not be comparable. IRT is Delivering Industry Leading Operating Performance Relative to peers in non-gateway and coastal markets, IRT outpaced industry growth over the past few years and momentum is expected to continue due to our attractive location in sunbelt markets, as well as our investments in value add renovations and new development initiatives Same Store NOI Growth CFFO per Share Growth IRT Non-Gateway Coastal Peer Group 90 95 100 105 110 115 120 125 130 135 140 2019 2020 2021 2022 2023 Guidance (Mid-Point) IRT Non-Gateway Coastal Peer Group IRT Non-Gateway Coastal Peer Group 90 95 100 105 110 115 120 125 130 135 140 145 150 2019 2020 2021 2022 2023 Guidance (Mid-Point) IRT Non-Gateway Coastal Peer Group

4 Recent Operating Metrics and 2023 Guidance Cyan Craig Ranch McKinney, TX

5 Strong Performance Across Key Operating Metrics Same Store Excluding Value Add All notations throughout this presentation appear as “End Notes” on pages 47-48. Same Store Total (2)Same Store Value Add O c c u p a n c y L e a s e o v e r L e a s e R e n t G ro w th (1) 95.4% 95.7% 94.6% 94.7% 93.8% 80% 85% 90% 95% 100% Q1 22 Q2 22 Q3 22 Q4 22 QTD Q1 23 94.8% 94.8% 92.6% 90.2% 89.7% Q1 22 Q2 22 Q3 22 Q4 22 QTD Q1 23 95.3% 95.6% 94.3% 93.9% 93.0% Q1 22 Q2 22 Q3 22 Q4 22 QTD Q1 23 1 1 .5% 1 2 .1% 1 2 .1% 6 .0% 4 .0% 0% 5% 10% 15% 20% Q1 22 Q2 22 Q3 22 Q4 22 QTD Q1 23 1 2 .7% 1 2 .7% 1 2 .7% 7 .0% 4 .6 % Q1 22 Q2 22 Q3 22 Q4 22 QTD Q1 23 1 6 .2% 1 4 .8% 1 5 .2% 1 1 .5% 6 .6 % Q1 22 Q2 22 Q3 22 Q4 22 QTD Q1 23

6 Driving an Improvement in Operating Performance Focused on achieving sustainable occupancy gains across the entire portfolio Targeting occupancy of 95% for our non-value add communities, while continuing to drive rent growth where appropriate; currently leased at 95.1% Key Initiatives to Improve Occupancy: ➢ Added senior leaders with a proven operating track record ➢ Improving our leasing and sales process ✓ Enhancing speed of pricing feedback and response to local market dynamics ✓ Establishing a 24/7 call center to capture 100% of leads ✓ Expanding and improving our sales training program ✓ Improving our technology to maximize our lead to lease conversion ratio ➢ Continuing to enhance and further streamline our operational processes for maximum effectiveness and efficiency while also supporting both occupancy and rental rate growth

7 2023 Full Year EPS and CFFO Guidance (1)(2) Low High Earnings per share $0.23 $0.27 Adjustments: Depreciation and amortization 0.95 0.95 Gain on sale of real estate assets (3) (0.01) (0.01) Loan (premium accretion) discount amortization, net (0.05) (0.05) CORE FFO per share $1.12 $1.16 CORE FFO ($s in millions) Same Store Communities 2023 Outlook (4) Number of communities/units 116 communities/34,571 units Property revenue growth 5.7% to 7.0% Controllable operating expense growth 3.3% to 5.4% Real estate tax and insurance expense growth 8.1% to 9.1% Total operating expense growth 5.2% to 6.9% Property NOI growth 5.0% to 8.0% Key Operating Assumptions Corporate Expenses General & administrative expenses and Property management expenses $51.5 to $53.5 million Capital Expenditures Recurring $19 to $21 million Value add & non-recurring $78 to $82 million Development $80 to $90 million Transaction/Investment Volume (6) Acquisition volume None Disposition volume $35 to $40 million Interest expense (5) $104.5 to $106.5 million Full Year 2023 Guidance All notations throughout this presentation appear as “End Notes” on pages 47-48. 65.1 68.5 75.9 92.0 247.4 262.0 2018 2019 2020 2021 2022 2023E

8 Our Competitive Advantage Talison Row Charleston, SC

9 Top 10 Markets Our Portfolio is Focused On the High Growth Sunbelt Region PORTFOLIO SUMMARY Geographic Distribution IRT is present in 120 communities across resilient, high growth markets i i t i ti Independence Realty Trust Communities  Expanded IRT’s presence in high growth metros including Charlotte, Tampa, Dallas, Denver and Nashville, while exiting markets with slower growth and higher costs  Sunbelt region has exhibited strong fundamentals with favorable population migration trends due to a lower cost of living, better tax policy and growing economic opportunity (2) Average community age (2) 22 years 130 Communities 37,828Units $6.2B In gross assets TBU Desktop FL GAALTX CO OK IL IN OH KY TN SC NC VA Sunbelt Exposure Communities 81 Units 25,111 % of NOI 71% (1) Market Units % Unit % NOI Atlanta 5,180 15% 15% Dallas 4,007 11% 12% Denver 2,292 6% 8% Columbus 2,510 7% 7% 2,256Indianapolis 5% 5%Raleigh-Durham 1,690 6% 5%Oklahoma City 2,147 6% 5% Houston 1,932 5% 5% Tampa 1,452 4% 5% Total 24,974 70% 70% All notations throughout this presentation appear as “End Notes” on pages 47-48. Note: Excludes two development assets. Sunbelt markets defined as AL, FL, GA, NC, OK, SC, TN and TX. Nashville 1,508 5%4%

10 IRT's Markets Have Strong Fundamentals Population and employment growth is fueling more resident demand for apartments in IRT’s markets than the national and gateway market average Outsized Population Growth Employment Change vs. 2019 National Average 20’ vs. 19’ 21’ vs. 19’ 22’ vs. 19’ 20’ vs. 19’ 21’ vs. 19’ 22’ vs. 19’ (1) (2) Source: Costar Q4 2022 Data Release 0.28% 0.40% 0.68% -0.54% -1.94% -1.30% 0.84% 1.51% 2.30% -6.01% -1.93% 1.33% -9.84% -4.37% -0.36% -4.11% -0.31% 3.95%

11 The Impact of New Supply on IRT Will Not Be Significant New apartment deliveries for 2023 and 2024 in IRT's markets, as a percentage of existing apartment inventory, are expected to be broadly consistent with recent history IRT's Class B communities do not directly compete with new Class A development. On average, for new deliveries during 2022, IRT’s rent was lower than new apartments by ~$500 per month or 25% (2) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Atlanta Dallas Denver Columbus Indianapolis Raleigh-Durham Oklahoma City Tampa Nashville Houston Total/WAV IRT New Construction 25% lower rents 3.3% 2.8% 2.6% 2.8% 2.4% 2020 2021 2022 2023E 2024E New Deliveries as a % of Existing Inventory (1)

12 IRT Continues to Benefit from Positive Migration Trends IRT’s exposure to the six states mentioned above represent ~60% of total company NOI; These states experienced a robust job market recovery after the pandemic, averaging 5% job growth since March 2020 Inbound Move Rate in 2022 (for areas with more than 150,000 households) Source: National Association of Realtors, USPS data Domestic Net Population Change Migration 2022 2022-2021 Florida +318,855 1.9% Texas +230,961 1.6% North Carolina +99,796 1.3% South Carolina +84,030 1.7% Tennessee +81,646 1.2% Georgia +81,406 1.2% U.S. Census Bureau reported that Florida, Texas, North and South Carolina, Tennessee, and Georgia were the states with highest net domestic migration gains in 2022

13 IRT’s Resident Demographic Trends Are Favorable Recent residents in IRT’s top 10 markets are in their mid-30s and make an average annual income of ~$86,000, resulting in a ~22% rent to income(1) Top 10 IRT Markets Average community age (2) 22 years 130 Communities 37,828Units $6.2B In gross assets TBU Desktop GATX CO OK IN OH KY TN NC Market Average Age(1) 1 Atlanta, GA 36 2 Dallas, TX 37 3 Denver, CO 35 4 Columbus, OH 37 5 Indianapolis, IN 33 6 Raleigh-Durham, NC 34 7 Oklahoma City, OK 36 8 Tampa-St. Petersburg, FL 39 9 Nashville, TN 40 10 Houston, TX 40 PORTFOLIO AVERAGE 37 Top 5 Employment Sectors(1) Market Average Income 1 2 3 4 5 1 Atlanta, GA $83,591 2 Dallas, TX $94,382 3 Denver, CO $81,037 4 Columbus, OH $102,171 5 Indianapolis, IN $79,300 6 Raleigh-Durham, NC $77,433 7 Oklahoma City, OK $95,636 8 Tampa-St. Petersburg, FL $80,762 9 Nashville, TN $84,707 10 Houston, TX $81,062 PORTFOLIO AVERAGE $87,506 Market Rent / Income(1) 1 Atlanta, GA 23.6% 2 Dallas, TX 23.5% 3 Denver, CO 26.0% 4 Columbus, OH 17.5% 5 Indianapolis, IN 21.9% 6 Raleigh-Durham, NC 24.3% 7 Oklahoma City, OK 15.2% 8 Tampa-St. Petersburg, FL 28.2% 9 Nashville, TN 22.8% 10 Houston, TX 21.1% PORTFOLIO AVERAGE 22.0% Services/Retail Professional Healthcare Technology Sales Engineering Self Employed Construction Student Education

14 Well-Positioned in Affordable, Highly Defensive Middle Market Communities A B C ◼ Higher income residents move down in a recession ◼ Renters move down to Class B as rent increases outstrip income growth ◼ Capture households moving down in a recession ◼ Capture seniors who sell homes to fund retirement ◼ Capture individuals/families moving up with career progression ◼ Lower income residents move up as income grows Sample Resident Demographic: ◼ Value driven ◼ Middle income category ◼ Renters by necessity Residents Require Accommodations That Are: ◼ Affordable ◼ Well maintained, spacious, comfortable, clean and modern ◼ Equipped with state-of-the-art amenities ◼ Conveniently located Class B Positioning: ◼ Most opportunity to consistently increase rents ◼ Less exposure to homeownership ◼ Less likely to be impacted from new construction Multifamily exposure is a natural inflation hedge due to our ability to reset rents annually Our portfolio of 75% Class B communities is highly defensive during recessionary periods

15 -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 USA Gateway Class A Class B WAV IRT Markets Attractive Portfolio Has Led to a Stable Cash Flow Profile Source: Costar Q4 2022 Data Release All notations throughout this presentation appear as “End Notes” on pages 47-48. Annual Change in Effective Rent (IRT Markets vs. the National Average, Gateway Markets and Selected Asset Class Segments) (1) Supply and Demand fundamentals in IRT’s markets have resulted in a more stable rent profile through multiple economic cycles, as compared to Gateway Markets and Class A communities (National Avg) (National Avg) (2)

16 Our Strategic Investment Opportunities Garrison Station Murfreesboro, TN

17 Driving Accretive Growth with Multiple Investment Levers Value Add Renovations Acquisitions / Capital Recycling Preferred Equity Investments and Joint Ventures Renovate existing communities/units where there is the potential for outsized rent growth Expand presence in markets where we see attractive long-term fundamentals while exiting lower growth markets Invest in multifamily development by providing capital to third- party developers, while building a pipeline for future acquisitions through purchase options Identified renovations at ~19,000 units; foresee several years of redevelopment, generating a comparable 20% historical return on interior costs 20%+ Unlevered ROI, unlocking additional NOI compared to unrenovated units Acquire properties in existing core markets that have favorable real estate and economic fundamentals Acquire properties in our target markets using proceeds from dispositions at breakeven or accretive returns Participate in new development, specifically in the southeast and broader sunbelt region when shovel ready 15-20% Unlevered IRR, with the option to purchase at attractive cap rates Investment Overview Market Opportunity Target Returns

18 In-Place Program 2023 Starts Future Pipeline Total Units to Renovate 9,929 2,654 12,000 24,583 Units Renovated-to-Date (5,316) - - (5,316) Remaining Units to Renovate 4,613 2,654 12,000 19,267 Remaining Renovation Costs (3) $62 - $67 $36 - $38 $161 - $174 $260 - $279 Incremental NOI (4) $12 - $13 $7 - $8 $32 - $34 $51 - $55 Incremental Value Creation (5) $209 - $224 $120 - $129 $544 - $584 $873 - $937 Improved Long-Term Growth Profile through Value Add Program Sizeable ~19,000 unit value add pipeline providing ~$900 million of incremental shareholder value Value Add Pipeline (2) ($ in millions) All notations throughout this presentation appear as “End Notes” on pages 47-48. IRT’s historical projects have generated a 19.6% return on investment across approximately 5,316 units, resulting in over $239 million of incremental value creation (1)

19 Continue to Invest in Our Long-Standing Value Add Program—— IRT’s value add program generated a 24.1% return on investment in 2022 Pipeline of ~19,000 value add units to be renovated 2023e Units to Be Renovated* Total Units 1Q23e 2Q23e 3Q23e 4Q23e *All quarterly & FY23 units to be renovated are estimates FY23e 500 - 600 650 - 800 900 - 1,050 450 - 550 2,500 - 3,000

20 Engaging in Attractive Investment Opportunities with Our Joint Venture Development Program Focused on joint ventures in new multifamily development in core non-gateway markets • Invested $16.4 million in a horizontal multifamily joint venture consisting of 178 homes in March 2022 • As of March 2023, the community is leased to 97% Virtuoso Huntsville, AL • Invested in a joint venture developing three communities totaling 504 homes in September 2021 • Exercised our purchase option and acquired the first of those communities, Views of Music City I (96 units), in April 2022 for $25.4 million, effectively acquiring the property at a 5.5% economic cap rate, after considering our development profit • The Crocket (fka The Jackson), a 199-unit property, is the next to be completed with an estimated delivery of Q1 2023 • Asking rents expected at stabilization are currently 9% higher than originally underwritten and are expected to deliver a return of ~20%, even after adjusting to the current cap rate environment Views of Music City I & II / The Crocket Nashville, TN • Invested in a joint venture developing a 402-unit community in June 2021 • Project is expected to be completed in Q2 2023, with the right to purchase upon completion; IRT’s total investment is $16.4 million • Entered a new market with strong fundamentals • Asking rents expected at stabilization are currently 10% higher than originally underwritten and are expected to deliver a return of ~22%, even after adjusting to the current cap rate environment Metropolis at Innsbrook Richmond, VA • Invested in a joint venture developing a 378-unit community in June 2022 • Project is expected to be completed in Q2 2024, with the right to purchase upon completion; IRT’s investment is expected to total $29.7 million of which $24.9 million was funded as of December 31, 2022 • Expanded our presence in this high-growth market with favorable demographics Lakeline Station Austin, TX The Mustang Dallas, TX • Invested in a joint venture developing a to-be-built 275-unit community in September 2022 • Project is expected to be completed in Q3 2024; IRT’s investment is expected to total $25.6 million of which $11.7 million was funded as of December 31, 2022 • Entered a master-planned community in Las Colinas with residential, retail and office space, home to over 30 Fortune 500 companies

21 Continuing Our Efforts in Technology Our Focus Our Goals A More Favorable Resident Experience Higher Revenue and Lower Operating Expenses Greater Profitability and Margin Expansion Improved Sustainability and Social Responsibility More Engaged and Productive Staff Automation & Big Data IRT is investing in technology which will create additional efficiencies and allow our staff to focus on their most important tasks and functions. • This includes implementing smart workflows that mirror real world processes, providing customized, prioritized, task-driven dashboards, and replacing human controls with system controls wherever possible. • Furthermore, continued consolidation of data within a single data warehouse coupled with machine learning is likely to lead to a reduction of bad debt, increased visibility of emerging market trends, and on-going optimization of operational and marketing spend. Marketing & Leasing IRT is focused on further enhancing its leasing efforts by improving the quality and availability of its online capabilities while eliminating traditional barriers to leasing. • SMS texting, virtual tours and an improved online application process promote higher conversions. • IRT continues to drive increased traffic and conversions by leveraging advanced analytics, shifting away from traditional ILSs towards robust social and online channels, and integrating personalized, targeted marketing. Operations, Maintenance & Resident Experience IRT is proactively using technology to create operational efficiencies and meet the needs of existing and potential residents. • The company has implemented and continues to evaluate more effective ways of automating renovations, purchasing, work orders, and unit inspections in order to facilitate faster execution and increase resident satisfaction. • IRT looks to increase the utilization of mobile devices, install smart home technology, and centralize core functions as ways to further optimize processes, reduce operating expenses and support more environmentally-friendly communities.

22 Focusing on Our ESG Initiatives We believe that operating multifamily real estate can be conducted with a conscious regard for the environment and wider society Find out more on the Sustainability page of IRT’s Investor Relations website at http://investors.irtliving.com. Diversity, Equity and Inclusion Committee formed to ensure a culture of understanding and respect as representation across gender, race, age and sexual orientation are all important factors to our success Sustainability Committee’s efforts protect and create a positive impact on the environment, specifically water conservation, energy management, reduced consumption, waste management, electric vehicle chargers Charitable and Philanthropic Initiatives with participation in organizations fighting against poverty and homelessness Our Board’s Guidelines reflect a strong commitment to the strength and success of the Company; Promote Shareholder Engagement Provide a Residence Proud to Call Home, with enhanced amenities, a robust maintenance program and resident & community events

23 Capitalization and Leverage Creekstone at RTP Durham, NC

24 59.6% 40.4% Maintain a Simple Capital Structure $6.5bn Common Equity Debt  Simple capital structure consisting of secured and unsecured debt  Maintain conservative financial and credit policies and expect to further delever the balance sheet through organic NOI & EBITDA growth and excess cash flows.  Transitioning to a predominantly unsecured capital structure  90% of debt is fixed rate (or hedged), further de-risking the balance sheet  Minimal near-term maturities with a focus on improving our leverage profile and achieving an investment grade rating Total Capitalization (1)Balance Sheet Highlights Debt Maturity Schedule $10 $69 $177 $521 $1,809 2023 2024 2025 2026 2027+ Unsecured Secured % of total 0% 3% 7% 20% 70% ($ in millions) All notations throughout this presentation appear as “End Notes” on pages 47-48.

25 Leverage: Where We Are and Where We Are Going We are focused on continuing to improve the company’s leverage profile 7.2x 6.9x Mid-6’s Progressing Towards Our Mid-Term Target of Mid-6’s through the Following Drivers:  Organic NOI growth from stabilized portfolio consistent with long-term historical growth rates  Completion of value add renovations consistent with historical track record Net Debt to Adjusted EBITDA Q3 2022 Q4 2022 ~Q4 2023e

26 Compelling Investment Opportunity With a Path to Long-Term Growth The Residences on McGinnis Ferry Suwanee, GA Leading Multifamily REIT, Well-Positioned in Class B Communities, Focused on the High-Growth U.S. Sunbelt Region with a Stable Cash Flow Profile Strong Long-Term Growth Profile Supported by a ~19,000 Unit Value Add Pipeline, New Development Initiatives and Several New Development Joint Ventures Investing in Technology to Enhance Our Resident Experience & Create Operational Efficiencies and Focusing on Our ESG Initiatives in Support of Our People & Communities Continuing to Improve Leverage Through Organic Growth and Reinvestment of Excess Cash Flow Bridge Pointe Huntsville, AL Canyon Resort at Great Hills Austin, TX Vesta City Park Charlotte, NC

Appendix & Definitions Canyon Resort at Great Hills, Austin, TX

28 -25% 0% 20% 80% -31% -3% 31% 134% -18% 25% 57% 171% -33% 33% 112% 263% -50% 0% 50% 100% 150% 200% 250% 300% RMS Multifamily Index S&P 500 IRT Source: S&P Global, FactSet. Market data as of December 31, 2022. Note: Represents compound total return, with dividends reinvested. Track Record of Value Creation IRT has a proven track record of outperforming its peers and the broader market 1-Year 3-Year 5-Year Since IPO (1) All notations throughout this presentation appear as “End Notes” on pages 47-48.

29 Assets Demonstrate Attractive Apartment Industry Dynamics Low Homeownership Limited New Supply ◼ The national Class B vacancy rate remains resilient to supply and demand shocks with 2023 projected spreads in vacancy rates between Class A & B, with Class B at 7.0% and Class A at 10.4% o The majority of new supply remains concentrated in gateway markets, and competes with existing Class A communities for renters by choice compared to renters by necessity in Class B communities Homeownership Data Source: U.S Census Bureau as of Q4 2022. New Completions (Supply) Data Source: CoStar Q4 2022 Data Release. The Favorable Fundamentals of Our Markets Drive Demand for Our Assets ◼ Growth in households increases the pool of renters, even more so during periods of reduced homeownership o The homeownership rate was 65.9% in Q4 2022 down from an uptick in Q3 2020 to 67.7% and the 69.2% in Q4 2004 (the peak) ◼ Homeownership affordability remains challenging for many households, especially first-time buyers. Lack of for-sale housing inventory, and rising mortgage rates continue to make homeownership unattainable or unattractive to many households. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 0 25,000 50,000 75,000 100,000 125,000 150,000 175,000 200,000 225,000 250,000 275,000 300,000 325,000 350,000 375,000 400,000 425,000 450,000 475,000 500,000 2 0 05 2 0 06 2 0 07 2 0 08 2 0 09 2 0 10 2 0 11 2 0 12 2 0 13 2 0 14 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 2 0 20 2 0 21 2 0 22 2 0 23 2 0 24 V ac an cy R at e ( % ) Completions Projected Completions Class A Vacancy Class BC Vacancy 60.0% 61.0% 62.0% 63.0% 64.0% 65.0% 66.0% 67.0% 68.0% 69.0% 70.0% 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 1 9 81 1 9 83 1 9 85 1 9 87 1 9 89 1 9 91 1 9 93 1 9 95 1 9 97 1 9 99 2 0 01 2 0 03 2 0 05 2 0 07 2 0 09 2 0 11 2 0 13 2 0 15 2 0 17 2 0 19 2 0 21 H o m e o w n e rs h ip R at e U n it s C o m p le te d Single Family Multifamily Homeownership Rate

30 IRT Value Add Summary Project Life to Date as of December 31, 2022 Renovation Costs per Unit (2) Market Total Properties Total Units To Be Renovated Units Complete Units Leased Rent Premium (1) % Rent Increase Interior Exterior Total ROI - Interior Costs(3) ROI - Total Costs (4) Ongoing Tampa-St. Petersburg, FL 2 540 388 377 329 29.0% 12,202 774 12,976 32.1% 30.1% Memphis, TN 1 362 221 217 393 33.8% 14,469 807 15,276 32.6% 30.9% Raleigh-Durham, NC 1 318 166 152 189 15.2% 15,017 1,046 16,063 15.1% 14.2% Indianapolis, IN 1 236 106 87 243 20.9% 13,028 805 13,833 22.4% 21.1% Columbus, OH 2 546 151 136 269 22.5% 13,137 831 13,968 24.4% 23.0% Atlanta, GA 5 2,180 569 529 271 32.9% 11,305 843 12,149 30.7% 28.8% Oklahoma City, OK 2 541 131 125 136 9.6% 17,268 748 18,016 9.5% 9.0% Austin, TX 1 256 48 32 178 14.9% 14,032 1,104 15,136 15.2% 14.1% Dallas, TX 2 586 99 93 244 18.2% 16,172 1,110 17,282 18.3% 17.2% Nashville, TN 1 724 99 51 131 9.6% 11,261 1,664 12,926 14.0% 12.2% Total/Weighted Average 18 6,289 1,978 1,799 $269 24.5% $13,155 $1,108 $14,263 24.5% 22.6% Future (5) Atlanta, GA 2 644 - - - - - - - - - Dallas, TX 3 876 - - - - - - - - - Tampa-St. Petersburg, FL 1 348 - - - - - - - - - Oklahoma City, OK 2 546 - - - - - - - - - Columbus, OH 1 240 - - - - - - - - - Total/Weighted Average 9 2,654 - - - - - - - - - Completed (6) Raleigh-Durham, NC 1 328 325 312 183 15.2% 14,446 2,108 16,554 15.2% 13.3% Louisville, KY 2 728 707 687 220 17.4% 14,912 2,252 17,163 17.9% 15.2% Wilmington, NC 1 288 271 260 69 11.1% 7,381 56 7,436 11.3% 11.2% Atlanta, GA 1 494 454 443 177 23.3% 8,682 1,773 10,456 24.4% 20.3% Memphis, TN 2 691 611 595 190 21.5% 10,722 970 11,692 21.1% 19.4% Columbus, OH 3 763 668 642 202 23.6% 9,833 664 10,497 23.6% 22.1% Tampa-St. Petersburg, FL 1 348 302 292 207 17.9% 13,964 2,155 16,119 17.8% 15.4% Total/Weighted Average 11 3,640 3,338 3,231 $188 19.5% $11,541 $1,429 $12,970 19.6% 17.4% Grand Total/Weighted Average 38 12,583 5,316 5,030 $219 21.2% $12,142 $1,215 $13,357 21.6% 19.6% Sold/Held for Sale Properties (7) 1,212 807 782 $154 19.2% $9,663 $2,145 $11,807 20.1% 15.7% All notations throughout this presentation appear as “End Notes” on pages 47-48.

31 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2023 Job Growth: National Average -0.26% Gateway Markets 0.88% 2023 Population Growth: National Average 0.44% Gateway Markets 1.08% 0.39% 4.51% -0.01% • Communities located within 5 min. of major highways • Communities located in top school districts • Benefiting from suburban sprawl, well-positioned in MSA with growing ancillary job markets • Major company presence in Atlanta include: Our Markets | Atlanta (1) Footnotes: (1) CoStar 2022 Q4 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 12/31/2022 Atlanta represents 15.1% of IRT’s NOI, portfolio-wide (3) Pointe at Canyon Ridge Sandy Springs, GA Waterstone at Big Creek Alpharetta, GA 2023 20222021 0.77% 1.89% 1.24% 2021 2022 2023 1.92% 5.09% 3.34% 2021 2022 2023

32 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2023 Job Growth: National Average -0.26% Gateway Markets 0.88% 2023 Population Growth: National Average 0.44% Gateway Markets 1.08% 2.91% 5.26% -0.13% • 9th largest city in the U.S. by population 4 • The Dallas MSA has had the largest population growth within the past 10 years 5 • Dallas accounts for nearly 8% of all financial service jobs in the Southwest region6 • Major employers include: Our Markets | Dallas (1) Footnotes: (1) CoStar 2022 Q4 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 12/31/2022 (4) 2020 Census Data (5) Freddie Mac Report as of January 2021 (6) Fannie Mae Multifamily Metro Outlook 2021 Q3 Dallas represents 12.2% of IRT’s NOI, portfolio-wide (3) Avenues at Craig Ranch Dallas, TX Vue at Knoll Trail Dallas, TX 2023 20222021 1.29% 2.59% 1.31% 2021 2022 2023 3.50% 6.37% 2.15% 2021 2022 2023

33 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2023 Job Growth: National Average -0.26% Gateway Markets 0.88% 2023 Population Growth: National Average 0.44% Gateway Markets 1.08% -0.59% 2.94% 0.57% • Population growth in the metro area is expected to exceed 5.5% over the next five years4 • The MSA had the 10th largest population increases from 2010-20195 • Major employers include: Our Markets | Denver (1) Footnotes: (1) CoStar 2022 Q4 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 12/31/2022 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 (5) Freddie Mac Report as of January 2021 Denver represents 8.0% of IRT’s NOI, portfolio-wide (3) Belmar Villas Lakewood, CO Bristol Village Aurora, CO 20232022 2021 0.23% 1.25% 1.15% 2021 2022 2023 3.67% 6.75% 4.52% 2021 2022 2023

34 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2023 Job Growth: National Average -0.26% Gateway Markets 0.88% 2023 Population Growth: National Average 0.44% Gateway Markets 1.08% -1.31% 2.67% 0.04% • 14th largest city in the U.S. by population4 • Strong accessibility to major highway I-270 • Near thriving employment hubs such as Rickenbacker International airport • Class B communities insulated from new Class A construction • Major employers, and companies with headquarter-presence include: Our Markets | Columbus(1) Footnotes: (1) CoStar 2022 Q4 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 12/31/2022 (4) 2020 Census Data Columbus represents 6.4% of IRT’s NOI, portfolio-wide (3) Bennington Pond Apartments Groveport, OH Schirm Farms Canal Winchester, OH 20232022 2021 0.57% 1.37% 0.84% 2021 2022 2023 3.38% 5.77% 1.97% 2021 2022 2023

35 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2023 Job Growth: National Average -0.26% Gateway Markets 0.88% 2023 Population Growth: National Average 0.44% Gateway Markets 1.08% -1.48% 2.95% 0.08% • Located within 5 min. of major highways • Benefiting from the proximity to growing industrial footprint • Each community is in a top school district in the market • Burgeoning tourism hub • Major employers include: Our Markets | Louisville (1) Footnotes: (1) CoStar 2022 Q4 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 12/31/2022 Louisville represents 5.1% of IRT’s NOI, portfolio-wide (3) Prospect Park Apartment Homes Louisville, KY Meadows Apartment Homes Louisville, KY 20232022 2021 0.05% 0.33% 0.37% 2021 2022 2023 3.09% 4.90% 2.01% 2021 2022 2023

36 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2023 Job Growth: National Average -0.26% Gateway Markets 0.88% 2023 Population Growth: National Average 0.44% Gateway Markets 1.08% 0.46% 2.11% 0.13% 2021 2022 2023 • 15th largest city in the U.S. by population • Communities located in top school districts • Experienced outsized job growth in health care and retail trade industries • Major employers include: Our Markets | Indianapolis (1) Footnotes: (1) CoStar 2022 Q4 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 12/31/2022 Indianapolis represents 5.4% of IRT’s NOI, portfolio-wide (3) Bayview Club Apartments Indianapolis, IN Reveal on Cumberland Indianapolis, IN 0.57% 0.90% 0.49% 2021 2022 2023 1.70% 2.64% 1.88% 2021 2022 2023

37 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2023 Job Growth: National Average -0.26% Gateway Markets 0.88% 2023 Population Growth: National Average 0.44% Gateway Markets 1.08% 2.76% 4.57% 0.17% 2021 2022 2023 • Communities located within 5 min. of major throughways • Easy access to local retail centers • Concentration around Research Triangle Park • Many companies have a strong presence in the area, including: Our Markets | Raleigh – Durham (1) Footnotes: (1) CoStar 2022 Q4 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 12/31/2022 Raleigh-Durham represents 5.0% of IRT’s NOI, portfolio-wide (3) Creekstone at RTP Durham, NC Waterstone at Brier Creek Raleigh, NC 1.40% 2.48% 1.18% 2021 2022 2023 1.44% 5.76% 5.35% 2021 2022 2023

38 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2023 Job Growth: National Average -0.26% Gateway Markets 0.88% 2023 Population Growth: National Average 0.44% Gateway Markets 1.08% -2.12% 3.60% -0.14% • The metro’s population grew 0.5% this year, which was above the 0.2% national average4 • Actively executing the redevelopment of its downtown area5 • Located within 5 min. of major highways and retail • Major employers include: Our Markets | Oklahoma City (1) Footnotes: (1) CoStar 2022 Q4 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 12/31/2022 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Oklahoma City represents 5.0% of IRT’s NOI, portfolio-wide (3) Windrush Oklahoma City, OK Augusta Oklahoma City, OK 2023 2022 2021 0.80% 1.08% 0.31% 2021 2022 2023 1.92% 2.70% 1.47% 2021 2022 2023

39 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2023 Job Growth: National Average -0.26% Gateway Markets 0.88% 2023 Population Growth: National Average 0.44% Gateway Markets 1.08% -1.40% 5.19% -0.12% • Job growth is expected to be 2.7% annually through 2025, compared to 1.7% nationally4 • Houston sits at #2 for the Top ten MSAs by population growth (2010-2019)5 • Major employers include: Our Markets | Houston (1) Footnotes: (1) CoStar 2022 Q4 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 12/31/2022 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 (5) Freddie Mac Report as of January 2021 Houston represents 4.5% of IRT’s NOI, portfolio-wide (3) Villas at Huffmeister Houston, TX Carrington Place Houston, TX 2023 2022 2021 1.10% 2.54% 1.46% 2021 2022 2023 2.83% 5.18% 1.87% 2021 2022 2023

40 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2023 Job Growth: National Average -0.26% Gateway Markets 0.88% 2023 Population Growth: National Average 0.44% Gateway Markets 1.08% 2.09% 3.93% -0.36% • $3 billion Water Street mixed-use investment backed by Jeff Vinik and Bill Gates is underway downtown • Major employers in the area include: • Major companies have committed to a major presence in the market such as: Our Markets | Tampa (1) Footnotes: (1) CoStar 2022 Q4 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 12/31/2022 Tampa represents 3.9% of IRT’s NOI, portfolio-wide (3) Lucerne Tampa, FL Vantage on Hillsborough Tampa, FL 2023 20222021 1.03% 1.72% 0.82% 2021 2022 2023 3.75% 8.20% 3.91% 2021 2022 2023

41 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2023 Job Growth: National Average -0.26% Gateway Markets 0.88% 2023 Population Growth: National Average 0.44% Gateway Markets 1.08% 2.44% 4.58% 0.32% 2021 2022 2023 • Metro area job growth expected to outpace the national rate through 20254 • Oracle plans to expand in the market. Adding 8,500 jobs and will invest $1.2 billion in the new project • Major employers include: Our Markets | Nashville (1) Footnotes: (1) CoStar 2022 Q4 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 12/31/2022 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Nashville represents 4.7% of IRT’s NOI, portfolio-wide (3) Landings of Brentwood Brentwood, TN Stoneridge Farms Smyrna, TN 0.91% 1.98% 1.15% 2021 2022 2023 4.44% 10.28% 7.12% 2021 2022 2023

42 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2023 Job Growth: National Average -0.26% Gateway Markets 0.88% 2023 Population Growth: National Average 0.44% Gateway Markets 1.08% -0.01% 0.10% 0.17% -0.47% 3.19% -0.03% • Memphis has all the amenities of a large city with a cost of living more than 20% below the national average4 • Tennessee is one of the lowest-taxed states per capita in the nation4 • Major employers include: Our Markets | Memphis (1) Footnotes: (1) CoStar 2022 Q4 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 12/31/2022 (4) Greater Memphis Chamber of Commerce Memphis represents 4.1% of IRT’s NOI, portfolio-wide (3) Walnut Hill Memphis, TN Stonebridge Crossing Memphis, TN 2023 2022 2021 20232022 2021 1.60% 2.62% 1.83% 2021 2022 2023

43 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2023 Job Growth: National Average -0.26% Gateway Markets 0.88% 2023 Population Growth: National Average 0.44% Gateway Markets 1.08% 2.16% 2.75% 0.05% 2021 2022 2023 • Metro area ranked 1st in 2020 projected rent growth of the top 100 metros by population1 • Major employers include: Our Markets | Huntsville (1) Footnotes: (1) CoStar 2022 Q4 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 12/31/2022 Huntsville represents 2.8% of IRT’s NOI, portfolio-wide (3) Bridgepoint Huntsville, AL Legacy at Jones Farm Huntsville, AL 1.58% 2.60% 1.03% 2021 2022 2023 7.03% 18.11% 8.50% 2021 2022 2023

44 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2023 Job Growth: National Average -0.26% Gateway Markets 0.88% 2023 Population Growth: National Average 0.44% Gateway Markets 1.08% 0.89% 5.34% 0.65% 2021 2022 2023 • 16th largest city in the U.S. by population4 • Long-term demand fundamentals are favorable with outsized population growth projected in the key age group of 20-34 5 • Job growth driven by an economic shift away from a manufacturing economy toward a service economy • Major employers include: Our Markets | Charlotte (1) Footnotes: (1) CoStar 2022 Q4 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 12/31/2022 (4) 2020 Census Data (5) Fannie Mae Multifamily Metro Outlook 2021 Q3 Charlotte represents 2.1% of IRT’s NOI, portfolio-wide (3) Fountains Southend Charlotte, NC Vesta City Park Charlotte, NC 1.21% 2.54% 1.43% 2021 2022 2023 5.08% 9.89% 5.90% 2021 2022 2023

45 Community Map Differentiators Job Growth Population Growth Supply Growth 2 2023 Job Growth: National Average -0.26% Gateway Markets 0.88% 2023 Population Growth: National Average 0.44% Gateway Markets 1.08% -1.27% 4.46% 0.30% • Established tourism hub • Centrally located in FL, easily accessible to drive to and from close markets • Job growth is expected to be at 3.4% annually through 2025, compared to 1.7% nationally4 • Major employers include: Our Markets | Orlando (1) Footnotes: (1) CoStar 2022 Q4 Data Release (2) New units estimated to be delivered as a percentage of total supply (3) YTD as of 12/31/2022 (4) Fannie Mae Multifamily Metro Outlook 2021 Q3 Orlando represents 0.9% of IRT’s NOI, portfolio-wide (3) Millenia 700 Orlando, FL 20232022 2021 0.67% 2.16% 1.65% 2021 2022 2023 4.73% 9.24% 5.19% 2021 2022 2023

46 IRT Resident Demographics at a Glance (1) All notations throughout this presentation appear as “End Notes” on pages 47-48. 47% 53% Gender Breakdown 80% 20% Marital Status 37 Average Resident Age Young, growing resident population benefiting from amenity-rich communities without overextending on rent Residents make up a diverse job pool Top Industries of Residents Include: 1. Medical Services 2. Professional 3. Services 4. Sales 5. Technology Male Female Single Married Residents make up a diverse job pool Residents migrating to our communities: Average Rent to Income of Our Newest Residents (2) 22% 18% are from out-of-state 27% of those from out-of-state are from either the West Coast, IL or the Northeast

47 End Notes Slide 2 (1) For the total portfolio as of December 31, 2022 or for 4Q 2022, as applicable; including portfolio average rental rate growth for the IRT same store portfolio for the twelve months ended December 31, 2022. (2) Communities and units as of December 31, 2022. (3) IRT also has a corporate office in Irvine, CA. (4) As of market close on March 1, 2023. (5) Highlights are for the IRT same store portfolio for the twelve months ended December 31, 2022 vs. the twelve months ended December 31, 2021. NOI is a non- GAAP financial measure. See slides 49-51 for definitions and reconciliations. (6) Return on investment or ROI throughout this presentation is calculated as rent premium per unit per month, multiplied by 12 months, dividend by interior renovation costs or total renovation costs, as applicable. Rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit. (7) This guidance, including the underlying assumptions, constitutes forward-looking information. Actual full year 2023 CFFO could vary significantly from the projections presented. Slide 5 (1) Lease-over-lease effective rent growth represents the change in effective monthly rent, as adjusted for concessions, for each unit that had a prior lease and current lease that are for a term of 9-13 months. Lease-over-lease effective rent growth for 1Q23 to date is through March 1, 2023. (2) Average occupancy and lease-over-lease rent growth for 1Q23 to date is through March 1, 2023. Slide 7 (1) This guidance, including the underlying assumptions presented in the table below, constitutes forward-looking information. Actual full year 2023 EPS and CFFO could vary significantly from the projections presented. See “Forward-Looking Statements” below. Our guidance is based on the key guidance assumptions. (2) Per share guidance is based on 230.0 million weighted average shares and units outstanding. (3) Gains on sale of real estate assets includes one property identified as held for sale as of December 31, 2022. (4) This guidance, including the underlying assumptions, constitutes forward-looking information. Actual results could vary significantly from the projections presented. See “Forward-Looking Statements”. (5) Interest expense includes amortization of deferred financing costs but excludes loan premium accretion, net. As a result of purchase accounting associated with the merger with Steadfast Apartment REIT, Inc. (“STAR”) on December 16, 2021, we recorded a $72.1 million loan premium, net, related to STAR debt. This loan premium will be accreted into and reduce GAAP interest expense over the remaining term of the associated debt. However, loan premium accretion will be excluded from CFFO. (6) Includes one property identified as held for sale as of December 31, 2022. We continue to evaluate our portfolio for capital recycling opportunities so actual acquisitions and dispositions could vary significantly from our projections. We undertake no duty to update these assumptions. See “Forward-Looking Statements” below. Slide 9 (1) Portfolio Summary as of December 31, 2022, NOI for 4Q 2022 and total communities as of December 31, 2022. (2) Includes communities located in Denver, Fort Collins, Colorado Springs and Loveland, CO. Slide 10 (1) Gateway Markets represent an arithmetic average of New York, Washington DC, San Francisco and Los Angeles. (2) IRT weighted averages are based on unit count as of December 31, 2022.

48 End Notes (continued) Slide 11 (1) New deliveries as a % of existing inventory are from CoStar’s Q4 2022 data release and are specific to IRT’s submarkets. (2) IRT’s average asking rent vs. new construction for one and two-bedroom apartments. Slide 13 (1) All resident demographic data is self-reported by residents. Average age, average income, and rent-to-income ratio are for residents that have moved in during the three months ending December 31, 2022. Employment sector data is for all residents as of December 31, 2022. Slide 15 (1) Gateway markets represent an arithmetic mean of New York, Washington DC, San Francisco, and Los Angeles. (2) Proforma IRT weighted averages are based on the 120 properties / 35,526 units owned by IRT as of December 31, 2022 and excludes two development assets. Slide 18 (1) Calculated as incremental NOI, divided by a 4.5% cap rate, net of capital investment. Incremental NOI of $13.9 million calculated as total costs-to-date of $71 million multiplied by ROI of 19.6%. (2) Value add pipeline data is as of December 31, 2022. These projections constitute forward-looking information. See “Forward-Looking Statements”. (3) Illustrative estimated cost / unit ranging from $13,500 to $14,500. (4) Illustrative 19.6% annual ROI based on IRT’s historical returns. (5) Calculated as incremental NOI, divided by 4.5% cap rate net of capital invested. Slide 24 (1) Market data as of December 31, 2022. Slide 28 (1) IPO date of August 13, 2013. Slide 30 (1) The rent premium reflects the per unit per month difference between the rental rate on the renovated unit and the market rent for an unrenovated unit as of the date presented, as determined by management consistent with its customary rent-setting and evaluation procedures. (2) Includes all costs to renovate the interior units and make certain exterior renovations, including clubhouses and amenities. Interior costs per unit are based on units leased. Exterior costs per unit are based on total units at the community. Excludes overhead costs to support and manage the value add program as those costs relate to the entire program and cannot be allocated to individual projects. (3) Calculated using the rent premium per unit per month, multiplied by 12, divided by the interior renovation costs per unit. (4) Calculated using the rent premium per unit per month, multiplied by 12, divided by the total renovation costs per unit. (5) Renovation project start dates are scheduled in Q1 2023 through Q3 2023. (6) We consider value add projects completed when over 85% of the property’s units to be renovated have been completed. We continue to renovate remaining unrenovated units as leases expire until we complete 100% of the property’s units. (7) Includes Meadows, Haverford, Crestmont and Creekside that were formerly a part of the value add program but were sold in October 2022 (with respect to Meadows), February 2022 (with respect to Haverford) and December 2021 (with respect to Crestmont and Creekside). Slide 46 (1) All resident demographic data is self-reported by residents. Data as of December 31, 2022. (2) Data as of the last 90 days ending December 31, 2022.

49 Definitions and Non-GAAP Financial Measure Reconciliations This presentation may contain non-U.S. generally accepted accounting principals (“GAAP”) financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is included in this document and/or IRT’s reports filed or furnished with the SEC available at IRT’s website www.IRTLIVING.com under Investor Relations. IRT’s other SEC filings are also available through this website. Average Effective Monthly Rent per Unit Average effective rent per unit represents the average of gross rent amounts, divided by the average occupancy (in units) for the period presented. IRT believes average effective rent per unit is a helpful measurement in evaluating average pricing. This metric, when presented, reflects the average effective rent per month. Same-Store Average Occupancy Same-store average occupancy represents the average occupied units for the reporting period divided by the average of total units available for rent for the reporting period. EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense including amortization of deferred financing costs, income tax expense, and depreciation and amortization expenses. Adjusted EBITDA is EBITDA before certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, and abandoned deal costs. EBITDA and Adjusted EBITDA are each non-GAAP measures. IRT considers each of EBITDA and Adjusted EBITDA to be an appropriate supplemental measure of performance because it eliminates interest, income taxes, depreciation and amortization, and other non-cash or nonoperating gains and losses, which permits investors to view income from operations without these non-cash or non-operating items. IRT’s calculation of Adjusted EBITDA differs from the methodology used for calculating Adjusted EBITDA by certain other REITs and, accordingly, IRT’s Adjusted EBITDA may not be comparable to Adjusted EBITDA reported by other REITs. Funds From Operations (“FFO”) and Core Funds From Operations (“CFFO”) We believe that FFO and Core FFO (“CFFO”), each of which is a non-GAAP financial measure, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles. While our calculation of FFO is in accordance with NAREIT’s definition, it may differ from the methodology for calculating FFO utilized by other REITs and, accordingly, may not be comparable to FFO computations of such other REITs. CFFO is a computation made by analysts and investors to measure a real estate company’s operating performance by removing the effect of items that do not reflect ongoing property operations, including depreciation and amortization of other items not included in FFO, and other non-cash or non-operating gains or losses related to items such as casualty (gains) losses, abandoned deal costs, loan premium accretion and discount amortization, debt extinguishment costs, and merger and integration costs from the determination of FFO. Our calculation of CFFO may differ from the methodology used for calculating CFFO by other REITs and, accordingly, our CFFO may not be comparable to CFFO reported by other REITs. Our management utilizes FFO and CFFO as measures of our operating performance, and believe they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash or non-recurring items that are required by GAAP to be expensed but may not necessarily be indicative of current operating performance and our operating performance between periods. Furthermore, although FFO, CFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we believe that FFO and CFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor CFFO is equivalent to net income or cash generated from operating activities determined in accordance with GAAP. Furthermore, FFO and CFFO do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion , debt service obligations or other commitments or uncertainties. Accordingly, FFO and CFFO do not measure whether cash flow is sufficient to fund all of our cash needs, including principal amortization and capital improvements. Neither FFO nor CFFO should be considered as an alternative to net income or any other GAAP measurement as an indicator of our operating performance or as an alternative to cash flow from operating, investing, and financing activities as a measure of our liquidity.

50 Definitions and Non-GAAP Financial Measure Reconciliations Net Operating Income We believe that Net Operating Income (“NOI”), a non-GAAP financial measure, is a useful supplemental measure of its operating performance. We define NOI as total property revenues less total property operating expenses, excluding depreciation and amortization, casualty related costs and gains, property management expenses, and general and administrative expenses, interest expenses, and net gains on sale of assets. Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REITs. We believe that this measure provides an operating perspective not immediately apparent from GAAP operating income or net income insofar as the measure reflects only operating income and expense at the property level. We use NOI to evaluate performance on a same store and non-same store basis because NOI measures the core operations of property performance by excluding corporate level expenses, financing expenses, and other items not related to property operating performance and captures trends in rental housing and property operating expenses. However, NOI should only be used as an alternative measure of our financial performance. Same Store Properties and Same Store Portfolio We review our same store portfolio at the beginning of each calendar year. Properties are added into the same store portfolio if they were owned at the beginning of the previous year. Properties that are held-for-sale or have been sold are excluded from the same store portfolio. We may also refer to the Same Store Portfolio as the IRT Same Store Portfolio. Total Gross Assets Total Gross Assets equals total assets plus accumulated depreciation and accumulated amortization, including fully depreciated or amortized real estate and real estate related assets. The following table provides a reconciliation of total assets to total gross assets (dollars in thousands). Interest Coverage is a ratio computed by dividing Adjusted EBITDA by interest expense Net Debt, a non-GAAP financial measure, equals total debt less cash and cash equivalents. The following table provides a reconciliation of total debt to net debt (Dollars in thousands). We present net debt because management believes it is a useful measure of our credit position and progress toward reducing leverage. The calculation is limited because we may not always be able to use cash to repay debt on a dollar for dollar basis.

51 Definitions and Non-GAAP Financial Measure Reconciliations December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 Reconciliation of same-store net operating income to net income (loss) Same-store net operating income 97,774$ 94,566$ 90,735$ 89,169$ 87,014$ Non same-store net operating income 7,269 5,767 4,932 4,925 7,923 Pre-Merger STAR Portfolio NOI - - - - (45,086) Other revenue 306 300 120 385 113 Other income (expense), net 299 (712) (577) 380 - Property management expenses (6,593) (5,744) (6,139) (5,556) (3,221) General and administrative expenses (5,739) (5,625) (6,968) (7,928) (4,442) Depreciation and amortization expense (52,161) (49,722) (72,793) (78,174) (26,210) Casualty gains (losses), net 1,690 191 5,592 1,393 - Interest expense (23,337) (22,093) (20,994) (20,531) (10,757) Gain on sale (loss on impairment) of real estate assets, net 17,044 — — 94,712 76,179 Gain (loss) on extinguishment of debt — — — — (10,261) Merger and integration costs (2,028) (275) (1,307) (1,895) (41,787) Net income (loss) $ 34,524 $ 16,653 $ (7,399) $ 76,880 $ 29,465 (a) Same store portfolio includes 112 properties, which represent 33,527 units. For the Three-Months Ended (a) Independence Realty Trust Inc. Reconciliation of Same-Store Net Operating Income to Net Income (loss) (Dollars in thousands)

52 Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward looking statements can generally be identified by our use of forward-looking terminology such as “will,” “strategy,” “expects,” “seeks,” “believes,” “potential,” or other similar words that predict or indicate future events and trends and that do not report historical matters. These forward-looking statements involve estimates, projections, forecasts and assumptions and are subject to risks and uncertainties including, without limitation, risks and uncertainties related to changes in market demand for rental apartment homes and pricing pressures, including from competitors, that could lead to declines in occupancy and rent levels, uncertainty and volatility in capital and credit markets, including changes that reduce availability, and increase costs, of capital, unexpected changes in our intention or ability to repay certain debt prior to maturity, increased costs on account of inflation, increased competition in the labor market, increased regulations generally and specifically on the rental housing market including legislation that may regulate rents or delay or limit our ability to evict non-paying residents, risks endemic to real estate and the real estate industry generally, the impact of COVID-19 and other potential outbreaks of infectious diseases and measures intended to prevent the spread or address the effects thereof, the effects of natural and other disasters, delays in completing, and cost overruns incurred in connection with, our value add initiatives and failure to achieve projected rent increases and occupancy levels on account of the initiatives, unknown or unexpected liabilities including the cost of legal proceedings, inability to sell certain assets within the time frames or at the pricing levels expected, costs and disruptions as the result of a cybersecurity incident or other technology disruption, unexpected capital needs, inability to obtain appropriate insurance coverages at reasonable rates, or at all, or losses from catastrophes in excess of our insurance coverages, and share price fluctuations. Please refer to the documents filed by us with the SEC, including specifically the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2021, and our other filings with the SEC, which identify additional factors that could cause actual results to differ from those contained in forward-looking statements. These forward-looking statements are based upon the beliefs and expectations of our management at the time of this release and our actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. We undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as may be required by law.